THIRTEENTH AMENDMENT
TO THE
CREDIT AGREEMENT
among
FORD MOTOR COMPANY,
The Subsidiary Borrowers from Time to Time Parties Thereto,
The Several Lenders from Time to Time Parties Thereto,
JPMORGAN CHASE BANK, N.A.,
as Administrative Agent,
JPMORGAN CHASE BANK, N.A., acting through its Hong Kong Branch, as RMB Administrative Agent,
and
BANCO BRADESCO S.A.,
as Brazilian Administrative Agent,
Dated as of December 15, 2006,
as Amended and Restated as of November 24, 2009, Amended and Restated as of April 30, 2014, and Amended and Restated as of April 30, 2015 and as amended by the Twelfth Amendment dated as of April 29, 2016

JPMORGAN CHASE BANK, N.A.,
as Bookrunner and Lead Arranger
BANCO BRADESCO S.A., BARCLAYS BANK PLC, BNP PARIBAS SECURITIES CORP., CITIGROUP GLOBAL MARKETS INC., COMMERZ MARKETS LLC, CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, HSBC BANK USA, NATIONAL ASSOCIATION, INDUSTRIAL AND COMMERCIAL BANK OF CHINA LIMITED, NEW YORK BRANCH, LLOYDS SECURITIES INC., MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, MORGAN STANLEY MUFG LOAN PARTNERS LLC, RBC CAPITAL MARKETS, SUMITOMO MITSUI BANKING CORPORATION,
as Bookrunners and Lead Arrangers
BANCO BRADESCO S.A., BANK OF AMERICA, N.A., BARCLAYS BANK PLC, BNP PARIBAS, CITIBANK, N.A., COMMERZ MARKETS LLC, CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, HSBC BANK USA, NATIONAL ASSOCIATION, INDUSTRIAL AND COMMERCIAL BANK OF CHINA LIMITED, NEW YORK BRANCH, LLOYDS SECURITIES INC., MORGAN STANLEY MUFG LOAN PARTNERS LLC, ROYAL BANK OF CANADA, SUMITOMO MITSUI BANKING CORPORATION,
as Co-Syndication Agents

INDUSTRIAL AND COMMERCIAL BANK OF CHINA LIMITED, NEW YORK BRANCH,
as RMB Syndication Agent

THIRTEENTH AMENDMENT dated as of April 28, 2017 (this “Amendment Agreement”) to the Credit Agreement dated as of December 15, 2006, as amended and restated as of November 24, 2009, amended and restated as of April 30, 2014, and amended and restated as of April 30, 2015, and as amended by the Twelfth Amendment dated as of April 29, 2016 (as further amended, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement” and as amended, supplemented or otherwise modified by this Amendment Agreement, the “Credit Agreement”) among Ford Motor Company (the “Company”), the Subsidiary Borrowers (as defined in the Existing Credit Agreement) from time to time party thereto, the several lenders from time to time party thereto, JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”), Banco Bradesco S.A., as Brazilian Administrative Agent (the “Brazilian Administrative Agent”), JPMorgan Chase Bank, N.A., acting through its Hong Kong Branch, as RMB Administrative Agent (the “RMB Administrative Agent”), and the other agents parties thereto. Unless otherwise defined herein, terms defined in the Existing Credit Agreement and used herein shall have the meanings given to them in the Existing Credit Agreement.
WHEREAS, the Company has requested an amendment to the Existing Credit Agreement pursuant to which (a) substantially all of the existing Revolving Lenders will agree to (i) increase, decrease or maintain, as applicable, the amount of their existing 2019 Revolving Commitments and 2021 Revolving Commitments, (ii) extend, to April 30, 2022, the maturity of their existing (or increased or decreased) 2021 Revolving Commitments and (iii) extend, to April 30, 2020, the maturity of their existing (or increased or decreased) 2019 Revolving Commitments, and (b) certain provisions of the Existing Credit Agreement will be amended; and
WHEREAS, in order to effect the foregoing, the Company and the other parties hereto desire to amend, as of the Amendment Effective Date (as defined in Section 4 below), the Existing Credit Agreement and to enter into certain other agreements set forth herein, in each case subject to the terms and conditions set forth herein;
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
Section 1.     Amendment of the Existing Credit Agreement. Effective as of the Amendment Effective Date, the Existing Credit Agreement is hereby amended as follows:
(a)    the following defined terms in Section 1.1:
“2019 Brazilian Revolving Commitment”, “2019 Brazilian Revolving Commitment Recalculation Date”, “2019 Brazilian Revolving Facility”, “2019 Brazilian Revolving Lender”, “2019 Brazilian Revolving Loans”, “2019 Brazilian Revolving Percentage”, “2019 Canadian Revolving Commitment”, “2019 Canadian Revolving Facility”, “2019 Canadian Revolving Lender”, “2019 Canadian Revolving Loans”, “2019 Canadian Revolving Percentage”, “2019 Converted RMB Revolving Commitment”, “2019 Converted RMB Revolving Facility”, “2019 Converted RMB Revolving Lender”, “2019 Converted RMB Revolving Loans”, “2019 Converted RMB Revolving Percentage”, “2019 Domestic Revolving Commitment”, “2019 Domestic Revolving Facility”, “2019 Domestic Revolving Lender”, “2019 Domestic Revolving Loans”, “2019 Domestic Revolving Percentage”, “2019 Multicurrency Revolving Commitment”, “2019 Multicurrency Revolving Facility”, “2019

Multicurrency Revolving Lender”, “2019 Multicurrency Revolving Loans”, “2019 Multicurrency Revolving Percentage”, “2019 Revolving Commitments”, “2019 Revolving Facility”, “2019 Revolving Lenders”, “2019 RMB Revolving Commitment”, “2019 RMB Revolving Lender”, “2019 RMB Revolving Loans”, “2019 RMB Revolving Percentage”, “2019 Unconverted RMB Revolving Commitment”, “2019 Unconverted RMB Revolving Facility”, “2019 Unconverted RMB Revolving Lender”, “2019 Unconverted RMB Revolving Loans”, “2019 Unconverted RMB Revolving Percentage”, “Total 2019 Revolving Commitments” and “Total 2019 Revolving Extensions of Credit”
shall be redefined as:
“2020 Brazilian Revolving Commitment”, “2020 Brazilian Revolving Commitment Recalculation Date”, “2020 Brazilian Revolving Facility”, “2020 Brazilian Revolving Lender”, “2020 Brazilian Revolving Loans”, “2020 Brazilian Revolving Percentage”, “2020 Canadian Revolving Commitment”, “2020 Canadian Revolving Facility”, “2020 Canadian Revolving Lender”, “2020 Canadian Revolving Loans”, “2020 Canadian Revolving Percentage”, “2020 Converted RMB Revolving Commitment”, “2020 Converted RMB Revolving Facility”, “2020 Converted RMB Revolving Lender”, “2020 Converted RMB Revolving Loans”, “2020 Converted RMB Revolving Percentage”, “2020 Domestic Revolving Commitment”, “2020 Domestic Revolving Facility”, “2020 Domestic Revolving Lender”, “2020 Domestic Revolving Loans”, “2020 Domestic Revolving Percentage”, “2020 Multicurrency Revolving Commitment”, “2020 Multicurrency Revolving Facility”, “2020 Multicurrency Revolving Lender”, “2020 Multicurrency Revolving Loans”, “2020 Multicurrency Revolving Percentage”, “2020 Revolving Commitments”, “2020 Revolving Facility”, “2020 Revolving Lenders”, “2020 RMB Revolving Commitment”, “2020 RMB Revolving Lender”, “2020 RMB Revolving Loans”, “2020 RMB Revolving Percentage”, “2020 Unconverted RMB Revolving Commitment”, “2020 Unconverted RMB Revolving Facility”, “2020 Unconverted RMB Revolving Lender”, “2020 Unconverted RMB Revolving Loans”, “2020 Unconverted RMB Revolving Percentage”, “Total 2020 Revolving Commitments” and “Total 2020 Revolving Extensions of Credit”, respectively, and each usage of each such term in the Credit Agreement shall refer to such redefined term.
(b)    the following defined terms in Section 1.1:
“2021 Brazilian Revolving Commitment”, “2021 Brazilian Revolving Commitment Recalculation Date”, “2021 Brazilian Revolving Facility”, “2021 Brazilian Revolving Lender”, “2021 Brazilian Revolving Loans”, “2021 Brazilian Revolving Percentage”, “2021 Canadian Revolving Commitment”, “2021 Canadian Revolving Facility”, “2021 Canadian Revolving Lender”, “2021 Canadian Revolving Loans”, “2021 Canadian Revolving Percentage”, “2021 Converted RMB Revolving Commitment”, “2021 Converted RMB Revolving Facility”, “2021 Converted RMB Revolving Lender”, “2021 Converted RMB Revolving Loans”, “2021 Converted RMB Revolving Percentage”, “2021 Domestic Revolving Commitment”, “2021 Domestic Revolving Facility”, “2021 Domestic Revolving Lender”, “2021 Domestic

Revolving Loans”, “2021 Domestic Revolving Percentage”, “2021 Multicurrency Revolving Commitment”, “2021 Multicurrency Revolving Facility”, “2021 Multicurrency Revolving Lender”, “2021 Multicurrency Revolving Loans”, “2021 Multicurrency Revolving Percentage”, “2021 Revolving Commitments”, “2021 Revolving Facility”, “2021 Revolving Lenders”, “2021 RMB Revolving Commitment”, “2021 RMB Revolving Lender”, “2021 RMB Revolving Loans”, “2021 RMB Revolving Percentage”, “2021 Unconverted RMB Revolving Commitment”, “2021 Unconverted RMB Revolving Facility”, “2021 Unconverted RMB Revolving Lender”, “2021 Unconverted RMB Revolving Loans”, “2021 Unconverted RMB Revolving Percentage”, “Total 2021 Revolving Commitments” and “Total 2021 Revolving Extensions of Credit”,
shall be redefined as:
“2022 Brazilian Revolving Commitment”, “2022 Brazilian Revolving Commitment Recalculation Date”, “2022 Brazilian Revolving Facility”, “2022 Brazilian Revolving Lender”, “2022 Brazilian Revolving Loans”, “2022 Brazilian Revolving Percentage”, “2022 Canadian Revolving Commitment”, “2022 Canadian Revolving Facility”, “2022 Canadian Revolving Lender”, “2022 Canadian Revolving Loans”, “2022 Canadian Revolving Percentage”, “2022 Converted RMB Revolving Commitment”, “2022 Converted RMB Revolving Facility”, “2022 Converted RMB Revolving Lender”, “2022 Converted RMB Revolving Loans”, “2022 Converted RMB Revolving Percentage”, “2022 Domestic Revolving Commitment”, “2022 Domestic Revolving Facility”, “2022 Domestic Revolving Lender”, “2022 Domestic Revolving Loans”, “2022 Domestic Revolving Percentage”, “2022 Multicurrency Revolving Commitment”, “2022 Multicurrency Revolving Facility”, “2022 Multicurrency Revolving Lender”, “2022 Multicurrency Revolving Loans”, “2022 Multicurrency Revolving Percentage”, “2022 Revolving Commitments”, “2022 Revolving Facility”, “2022 Revolving Lenders”, “2022 RMB Revolving Commitment”, “2022 RMB Revolving Lender”, “2022 RMB Revolving Loans”, “2022 RMB Revolving Percentage”, “2022 Unconverted RMB Revolving Commitment”, “2022 Unconverted RMB Revolving Facility”, “2022 Unconverted RMB Revolving Lender”, “2022 Unconverted RMB Revolving Loans”, “2022 Unconverted RMB Revolving Percentage”, “Total 2022 Revolving Commitments” and “Total 2022 Revolving Extensions of Credit”, respectively, and each usage of each such term in the Credit Agreement shall refer to such redefined term.
(c)    the definition of “Revolving Termination Date ” in Section 1.1 shall be amended and restated to read in its entirety as follows:
“‘Revolving Termination Date’: as to any Lender, with respect to 2020 Revolving Commitments, initially April 30, 2020 and with respect to 2022 Revolving Commitments, initially April 30, 2022, in each case as such date for such Lender may be extended from time to time pursuant to Section 2.33.”
(d)    the definition of “RMB Commitment Conversion Date ” in Section 1.1 shall be amended and restated to read in its entirety as follows:

“‘RMB Commitment Conversion Date’: any date (which date shall be a Business Day) on which the Company elects, in its sole discretion, to make an RMB Commitment Conversion; provided that each RMB Commitment Conversion Date shall be at least 15 days after the related RMB Commitment Conversion Notice Date.”
(e)    each usage of the term “Twelfth Amendment Effective Date” in the Credit Agreement (except in the definition of “Twelfth Amendment Effective Date”) shall be replaced with the term “Thirteenth Amendment Effective Date”.
(f)    Section 1.1 shall be amended by inserting the following definitions in their alphabetical location therein:
‘Excluded Canadian Revolving Lender’: as defined in Section 2.16(b).
‘Thirteenth Amendment Effective Date’: April 28, 2017.
(g)    Section 2.2 shall be amended by replacing the phrase “Following the Twelfth Amendment” in the fifth line thereof with “Following the Thirteenth Amendment”.
(h)    Section 2.4(a) shall be amended and restated to read in its entirety as follows:
“(a) Subject to the terms and conditions hereof, each Domestic Revolving Lender of any Class severally agrees to make revolving credit loans (“Domestic Revolving Loans”) of such Class in Dollars to the Company or any Domestic Subsidiary Borrower from time to time during the Revolving Commitment Period applicable to such Class; provided that, after giving effect to such borrowing and the use of proceeds thereof, (i) such Lender’s Domestic Revolving Extensions of Credit of the applicable Class (other than, in the case of any Swingline Lender of such Class, Domestic Revolving Extensions of Credit under clause (c) of the definition thereof in respect of Swingline Loans of such Class of such Swingline Lender), together with the aggregate outstanding principal amount of its Swingline Loans of such Class, do not exceed the amount of such Lender’s Domestic Revolving Commitments of such Class, (ii) [Reserved], (iii) the Total Revolving Extensions of Credit shall not exceed the Total Revolving Commitments then in effect and (iv) (A) the Total 2020 Revolving Extensions of Credit shall not exceed the Total 2020 Revolving Commitments then in effect and (B) the Total 2022 Revolving Extensions of Credit shall not exceed the Total 2022 Revolving Commitments then in effect. During the Revolving Commitment Period in respect of any Class the Company and any Domestic Subsidiary Borrower may use the Domestic Revolving Commitments of such Class by borrowing, prepaying the Domestic Revolving Loans of such Class in whole or in part, and reborrowing, all in accordance with the terms and conditions hereof. The Domestic Revolving Loans may from time to time be Eurocurrency Loans or ABR Loans, as determined by the Company or any Domestic Subsidiary Borrower and notified to the Administrative Agent in accordance with Sections 2.5 and 2.19.”
(i)    Section 2.11(a) shall be amended and restated to read in its entirety as follows:

“(a) Subject to the terms and conditions hereof, each Swingline Lender of any Class agrees to make a portion of the credit otherwise available to the Company and any Domestic Subsidiary Borrower under the Domestic Revolving Commitments of such Class from time to time during the applicable Revolving Commitment Period by making swing line loans (“Swingline Loans”) in Dollars to the Company and any Domestic Subsidiary Borrower; provided that (i) after giving effect to such borrowing and the use of proceeds thereof, the aggregate principal amount of Swingline Loans of any Class made by such Swingline Lender that are then outstanding shall not exceed the Swingline Commitment of such Class of such Swingline Lender then in effect (notwithstanding that the aggregate principal amount of the Swingline Loans of the applicable Class of such Swingline Lender outstanding at any time, when aggregated with such Swingline Lender’s other outstanding Domestic Revolving Extensions of Credit of such Class, may exceed such Swingline Lender’s Swingline Commitment of such Class then in effect), (ii) after giving effect to such borrowing and the use of proceeds thereof, the aggregate principal amount of Swingline Loans of any Class made by such Swingline Lender that are then outstanding, when aggregated with its Domestic Revolving Extensions of Credit (other than Domestic Revolving Extensions of Credit under clause (c) of the definition thereof in respect of Swingline Loans of such Class of such Swingline Lender) of such Class that are then outstanding, shall not exceed the Domestic Revolving Commitment of such Class of such Swingline Lender then in effect, (iii) the Company or the relevant Subsidiary Borrower shall not request any Swingline Loan of any Class if, after giving effect to the making of such Swingline Loan and the use of proceeds thereof, the aggregate amount of the Available Domestic Revolving Commitments of such Class would be less than zero and (iv) after giving effect to such borrowing and the use of proceeds thereof, (A) [Reserved], (B) the Total Revolving Extensions of Credit shall not exceed the Total Revolving Commitments at such time, (C) (1) the Total 2020 Revolving Extensions of Credit shall not exceed the Total 2020 Revolving Commitments then in effect and (2) the Total 2022 Revolving Extensions of Credit shall not exceed the Total 2022 Revolving Commitments then in effect and (D) the Outstanding Amount of all Swingline Loans shall not exceed the Swingline Sublimit. During the Revolving Commitment Period in respect of any Class, the Company and any Domestic Subsidiary Borrower may use the Swingline Commitment in respect of such Class by borrowing, repaying and reborrowing, all in accordance with the terms and conditions hereof.”
(j)    Section 2.16(b) shall be amended and restated to read in its entirety as follows:
“(b) The Company shall have the right, upon not less than three Business Days’ notice to the Administrative Agent, to require Revolving Lenders under either Canadian Revolving Facility and/or either Multicurrency Revolving Facility to reallocate their Revolving Commitments thereunder to the Domestic Revolving Facility of the corresponding Class; provided that (x) after giving effect to any such reallocation, the aggregate Canadian Revolving Extensions of Credit under the Canadian Revolving Commitments of any Class shall not exceed the aggregate Canadian Revolving Commitments of such Class and the aggregate Multicurrency Revolving Extensions of Credit under the Multicurrency Revolving Commitments of any Class shall not exceed the aggregate Multicurrency Revolving Commitments of such Class and (y) no Revolving Lender under a Canadian Revolving Facility shall be required to reallocate any of its Revolving Commitments thereunder to the Domestic Revolving Facility of the corresponding Class unless either (A) prior to such reallocation, such Revolving Lender was a Domestic Revolving Lender or (B) such Revolving Lender has consented to such reallocation in writing (a Lender excluded from such reallocation pursuant to this Section 2.16(b)(y), an “Excluded Canadian Revolving Lender”). Any such reallocation shall be in an amount equal to $25,000,000, or a whole multiple of $1,000,000 in excess thereof. Any such reallocation shall reduce the Revolving Commitment of Lenders under the applicable Canadian Revolving Facility (other than any Excluded Canadian Revolving Lender) or the applicable Multicurrency Revolving Facility, as applicable, pro rata in accordance with their existing Revolving Commitment under such Facility at such time and increase each such Revolving Lender’s Domestic Revolving Commitment of the corresponding Class by such amount; provided that if such reallocation would result in amounts being payable by the Company or any Subsidiary Borrower to any Lender under Section 2.25 or Section 2.26, such Lender shall change its Applicable Lending Office to avoid such result. On the date of any such reallocation, (i) each relevant Revolving Lender shall make available to the Administrative Agent such amounts in immediately available funds as the Administrative Agent shall determine are necessary in order to cause, after giving effect to such increased Domestic Revolving Commitments and reduced Canadian Revolving Commitments and/or Multicurrency Revolving Commitments of the applicable Class and the application of such amounts to prepay Domestic Revolving Loans and/or Canadian Revolving Loans and/or Multicurrency Revolving Loans of such Class of other relevant Domestic Revolving Lenders and/or Canadian Revolving Lenders and/or Multicurrency Revolving Lenders of such Class, the Domestic Revolving Loans and/or Canadian Revolving Loans and/or Multicurrency Revolving Loans of such Class to be held ratably by all Domestic Revolving Lenders and/or Canadian Revolving Lenders and/or Multicurrency Revolving Lenders of such Class in accordance with their respective Domestic Revolving Commitments and/or Canadian Revolving Commitments and/or Multicurrency Revolving Commitments of such Class after giving effect to such increase, (ii) the Company and any relevant Subsidiary Borrower shall be deemed to have prepaid and reborrowed all outstanding Domestic Revolving Loans and/or Canadian Revolving Loans and/or Multicurrency Revolving Loans of such Class and (iii) the Company and any relevant Subsidiary Borrower shall pay to the relevant Domestic Revolving Lenders and/or Canadian Revolving Lenders and/or Multicurrency Revolving Lenders of such Class the amounts, if any, payable under Section 2.27 as a result of such prepayment.”
(k)    Schedule 1.1A (Commitments) to the Existing Credit Agreement is hereby amended and restated in its entirety to reflect the elections made by the Revolving Lenders party hereto that elect to (A) increase, decrease or maintain, as applicable, the amount of their existing 2019 Revolving Commitments and/or existing 2021 Revolving Commitments, as applicable, (B) extend the Revolving Termination Date in respect of their existing (or increased or decreased) 2019 Revolving Commitments (with respect to 2019 Revolving Commitments so extended, each an “Extending 2019 Revolving Lender”) to April 30, 2020, (C) extend the Revolving Termination Date in respect of their existing (or increased or decreased) 2021 Revolving Commitments (with respect to the 2021 Revolving Commitments so extended, each an “Extending 2021 Revolving Lender”) to April 30, 2022 and

(D) reallocate their 2020 Revolving Commitments among the applicable 2020 Revolving Facilities and reallocate their 2022 Revolving Commitments among the applicable 2022 Revolving Facilities, in each case in the amounts set forth on such modified Schedule 1.1A (Commitments). Each Revolving Lender party hereto hereby authorizes the Administrative Agent to compile such modified Schedule 1.1A (Commitments) reflecting such elections, increases and decreases, and attach such modified Schedule 1.1A (Commitments) to the Credit Agreement.
Except as set forth above, all schedules and exhibits to the Existing Credit Agreement, in the forms thereof in effect immediately prior to the Amendment Effective Date, will continue to be schedules and exhibits to the Credit Agreement.
Section 2.     Waiver. Pursuant to Section 10.1(a) of the Existing Credit Agreement, the Company and the Required Lenders hereby waive Sections 2.24(a) and 2.32 of the Existing Credit Agreement to the extent necessary to permit the increases, decreases and extensions, on a non-pro-rata basis, of the 2019 Revolving Commitments and 2021 Revolving Commitments of Extending Lenders contemplated by this Amendment Agreement set forth on Schedule 1.1A (Commitments) hereto.
Section 3.     Representations and Warranties. To induce the Administrative Agent, the Brazilian Administrative Agent, the RMB Administrative Agent, the Extending 2019 Revolving Lenders and the Extending 2021 Revolving Lenders to enter into this Amendment Agreement, the Company (with respect to the representations and warranties in clauses (b) and (c) below) and each Current Loan Party (as defined below) (solely for itself, with respect to the representations and warranties in clause (a) below) hereby represents and warrants to the Administrative Agent, the Brazilian Administrative Agent, the RMB Administrative Agent, the Extending 2019 Revolving Lenders and the Extending 2021 Revolving Lenders that:
(a)    (i) Each of the Company, FMCC, Banco Ford and Ford Brasil (each a “Current Loan Party”) has the requisite power and authority to execute, deliver and perform its obligations under this Amendment Agreement, has taken all necessary corporate or other action to authorize the execution, delivery and performance of this Amendment Agreement and has duly executed and delivered this Amendment Agreement and (ii) this Amendment Agreement constitutes a legal, valid and binding obligation of each Current Loan Party enforceable against such Current Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and general equitable principles (whether enforcement is sought by proceedings in equity or at law).
(b)    As of the Amendment Effective Date, after giving effect to the transactions contemplated by this Amendment Agreement, no Default or Event of Default has occurred and is continuing.
(c)    Each of the representations and warranties set forth in the Loan Documents is true and correct in all material respects on and as of the Amendment Effective Date with the same effect as though made on and as of the Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of such earlier date).

Section 4.     Effectiveness of this Amendment Agreement. The effectiveness of this Amendment Agreement is subject to the satisfaction of the following conditions precedent (the date on which all of such conditions shall first be satisfied, the “Amendment Effective Date”):
(a)    The Administrative Agent shall have received duly executed counterparts hereof that, when taken together, bear the signatures of each Current Loan Party, the Required Lenders, each Extending 2019 Revolving Lender, each Extending 2021 Revolving Lender, the Administrative Agent, the Brazilian Administrative Agent, the RMB Administrative Agent, each Issuing Lender and each Swingline Lender.
(b)    The Administrative Agent shall have received legal opinions, dated the Amendment Effective Date, of (i) Davis Polk & Wardwell LLP, New York counsel to the Company, and (ii) an in-house counsel of the Company serving as either the Secretary or an Assistant Secretary of the Company, and (iii) Machado, Meyer, Sendacz e Opice, Brazilian counsel to Banco Ford and Ford Brasil, in each case addressed to the Lenders, the Agents and each Issuing Lender as to matters previously agreed between the Company and the Administrative Agent.
(c)    The Administrative Agent shall have received from the Company, for the account of (i) each Extending 2019 Revolving Lender, a fee in an amount equal to 0.03% of the lesser of (x) such Extending 2019 Revolving Lender’s (or its affiliates’) aggregate 2020 Revolving Commitments under the Credit Agreement on the Amendment Effective Date and (y) such Extending 2019 Revolving Lender’s (or its affiliates’) existing 2019 Revolving Commitments (after giving effect to any assignments of existing 2019 Revolving Commitments to such Extending 2019 Revolving Lender (or its affiliates), but without giving effect to any assignments of existing 2019 Revolving Commitments by such Extending 2019 Revolving Lender (or its affiliates), in each case on or prior to the Amendment Effective Date) immediately prior to the Amendment Effective Date, (ii) each Extending 2019 Revolving Lender, a fee in an amount equal to 0.12% of such Extending 2019 Revolving Lender’s aggregate 2020 Revolving Commitments under the Credit Agreement on the Amendment Effective Date in excess of the amount referred to in clause (i) for such Extending 2019 Revolving Lender, (iii) each Extending 2021 Revolving Lender, a fee in an amount equal to 0.03% of the lesser of (x) such Extending 2021 Revolving Lender’s (or its affiliates’) aggregate 2022 Revolving Commitments under the Credit Agreement on the Amendment Effective Date and (y) such Extending 2021 Revolving Lender’s (or its affiliates’) existing 2021 Revolving Commitments (after giving effect to any assignments of existing 2021 Revolving Commitments to such Extending 2021 Revolving Lender (or its affiliates), but without giving effect to any assignments of existing 2021 Revolving Commitments by such Extending 2021 Revolving Lender (or its affiliates), in each case on or prior to the Amendment Effective Date) immediately prior to the Amendment Effective Date and (iv) each Extending 2021 Revolving Lender, a fee in an amount equal to 0.20% of such Extending 2021 Revolving Lender’s aggregate 2022 Revolving Commitments under the Credit Agreement on the Amendment Effective Date in excess of the amount referred to in clause (iii) for such Extending 2021 Revolving Lender.
Section 5.     Effect of this Amendment Agreement.
(a)    Except as expressly set forth herein, this Amendment Agreement shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agents under the Existing Credit Agreement or any other Loan Document and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other provision of the Existing Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Existing Credit Agreement, which shall remain in full force and effect, except in each case as amended, restated, replaced and superseded hereby or by the Credit Agreement, or any instruments executed in connection herewith or therewith. Nothing herein shall be deemed to entitle the Company to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.
(b)    On and after the Amendment Effective Date, each reference in the Existing Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the “Credit Agreement” in any other Loan Document shall be deemed a reference to the Credit Agreement. This Amendment Agreement shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.
Section 6.     Governing Law. THIS AMENDMENT AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
Section 7.     Costs and Expenses. The Company agrees to reimburse the Agents for their reasonable out-of-pocket expenses in connection with this Amendment Agreement, including the reasonable fees, charges and disbursements of a single primary counsel (and a single local counsel in Brazil) for the Agents.
Section 8.     Counterparts. This Amendment Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Amendment Agreement by facsimile or electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.
Section 9.     Headings. The headings of this Amendment Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed and delivered by their respective duly authorized officers or representatives as of the day and year first above written.

FORD MOTOR COMPANY
By:	/s/ Samuel P. Smith
Name: Samuel P. Smith
Title: Assistant Treasurer

FORD MOTOR CREDIT COMPANY LLC
By:	/s/ Marion B. Harris
Name: Marion B. Harris
Title: CFO & Treasurer

BANCO FORD S.A.
By:	/s/ Fernanda C.L. Rodrigues
Name: Fernanda C.L. Rodrigues
Title: Diretora

By:	/s/ Marcos V.R. Denegati
Name: Marcos V.R. Denegati
Title: President

FORD MOTOR COMPANY BRASIL LTDA.
By:	/s/ G. Lastra
Name: G. Lastra
Title: Diretor Financas

By:	/s/ Ana Paula C.M. Barros
Name: Ana Paula C.M. Barros
Title: Diretora de Assuntos Legais

JPMORGAN CHASE BANK, N.A., as Administrative Agent and Lender
By:	/s/ Robert P. Kellas
Name: Robert P. Kellas
Title: Executive Director

JPMORGAN CHASE BANK, NA., acting through its Hong Kong Branch, as RMB Administrative Agent
By:	/s/ Yen Ming Tan
Name: Yen Ming Tan
Title: Associate

BANCO BRADESCO S.A., as Brazilian Administrative Agent
By:	/s/ Allan Carlos Capura de Araujo
Name: Allan Carlos Capura de Araujo
Title: Gerente Corporate

By:	/s/ Francisco Armando Neto
Name: Francisco Armando Neto
Title: